STEVE HARE CHIEF FINANCIAL OFFICER

FINANCIAL OVERVIEW Preliminary Q4 & 2011 Results 2012 and Long-Term Outlook International Update The Wendy’s Company

Q4 2011 FINANCIAL HIGHLIGHTS Consolidated Revenues: $615.0 million Increase of 5.6% vs. $582.6 in Q4 2010 Wendy’s North America Company-Operated Same-Store Sales: +5.1% Best quarterly SSS growth since Q2 2004 Company-Operated Restaurant Margin: 15.0% Increase of 100 bps vs. 14.0% in Q4 2010 Gains from pricing, positive sales leverage and insurance adjustments were partially offset by commodity increases of 170 bps The Wendy’s Company

The Wendy’s Company Adjusted EBITDA* $80.9 million 10.5% increase vs. Q4 2010 *Earnings per share and Adjusted Earnings Per Share references in this release reflect earnings per share from continuing operations and Adjusted Earnings Per Share from continuing operations. See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted Earnings Per Share, which are non-GAAP financial measures, to GAAP results, below. Q4 2011 FINANCIAL HIGHLIGHTS Adjusted EPS* $0.04 compared to $0.03 in Q4 2010

Wendy’s Q4 2011 Company SSS Q4 2011 N.A. Same-Store Sales Company-owned +5.1% Franchise +4.2% Systemwide +4.4% Company Restaurant Margin Q4 2011 15.0% Q4 2010 14.0% +100 bps Significant Margin Variances +220 bps sales leverage/pricing +90 bps insurance -170 bps increased commodities DEC NOV OCT

2011 FINANCIAL HIGHLIGHTS Consolidated Revenues: $2.43 billion Increase of 2.4% vs. $2.38 billion 2010 Wendy’s North America Company-Operated Same-Store Sales: +2.0% Positive transactions for the first year since 2002 Company-Operated Restaurant Margin: 14.0% Decrease of 80 bps vs. 14.8% in 2010 140 bps of commodity increases The Wendy’s Company

The Wendy’s Company 2011 FINANCIAL HIGHLIGHTS Adjusted EPS* $0.15 Adjusted EBITDA* $331.1 million *Earnings per share and Adjusted Earnings Per Share references in this release reflect earnings per share from continuing operations and Adjusted Earnings Per Share from continuing operations. See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted Earnings Per Share, which are non-GAAP financial measures, to GAAP results, below.

COMPANY SAME-STORE SALES Q4 was strongest quarter of SSS since Q2 2004 0.2% -2.9% -3.1% -0.9% -1.7% -0.9% 2.3% 1.8% 5.1% 2.0% Q1 Q2 Q3 Q4 Full Year 2010 2011

2011 FINANCIAL HIGHLIGHTS Capital expenditures of $147 million Includes 20 new restaurants and 75 remodels (10 Image Activation) Dividends of $32 million Share repurchases of $157 million Share repurchases of $402 million since 2009 The Wendy’s Company Balanced re-investment and return to stockholders

2011 FINANCIAL HIGHLIGHTS The Wendy’s Company Entering 2012 with significant financial flexibility Cash & Cash Equivalents $472 Total Debt $1,357 Net Debt $885 Net Debt/Adjusted EBITDA* 2.7x $ IN MILLIONS Y/E 2011 *Earnings per share and Adjusted Earnings Per Share references in this release reflect earnings per share from continuing operations and Adjusted Earnings Per Share from continuing operations. See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted Earnings Per Share, which are non-GAAP financial measures, to GAAP results, below.

2011 SUMMARY Completed sale of Arby’s Moved HQ back to Dublin, Ohio Announced consolidation of both Restaurant Support Centers The Wendy’s Company

2012 AND LONG-TERM OUTLOOK

K EY L O N G -TE R M GR O W TH D R IVE R S The Wendy’s Company Int’l* Financial Strategies Breakfast Image Activation: New Image Activation: Remodels North America Business Improvement * International Growth (outside of North America)

2012 OUTLOOK The Wendy’s Company Company-Operated Same-Store Sales 2 to 3% Commodity Basket Increase 115 to 145 bps Company-Operated Restaurant Margin Flat to +50 bps Adjusted EBITDA $335 to $345 million

2012 PROJECTED EBITDA GROWTH Organic growth and margin improvement significantly offset by commodity cost increases and investments in strategic initiatives Note: All numbers except 2011 adjusted EBITDA reflect the midpoint of the expected range for 2012. 2012 adjusted EBITDA is expected to be between $335 - $345 million. *Earnings per share and Adjusted Earnings Per Share references in this release reflect earnings per share from continuing operations and Adjusted Earnings Per Share from continuing operations. See reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted Earnings Per Share, which are non-GAAP financial measures, to GAAP results, below. $331 $340 $28 $14 $11 $6 ($4) ($30) ($16) 2011 Adjusted EBITDA* Core Growth Margin Improvement Franchise Revenue Image Activation Commodity Impact G&A Int'l G&A 2012E Adjusted EBITDA $ IN MILLIONS The Wendy’s Company

2012 OUTLOOK The Wendy’s Company Commodities will continue to pressure restaurant-level margins Wendy’s commodity basket will be up 4 to 5 percent (115 to 145 bps) 2010 2011 2012E (Commodity Basket Increase) 2.2% 5.0% 4.0 to 5.0%

2012 FINANCIAL OUTLOOK The Wendy’s Company Commodities will continue to pressure restaurant-level margins 19% 18%63% Beef Chicken Other2010 2011 2012E Beef 9.9% 9.6% 10.9% Chicken (5.8%) (3.1%) 5.0% Wendy’s Commodities as a % of Total Food and Paper Cost

2012 OUTLOOK The Wendy’s Company Company North America Franchised North America International Investing to increase long-term shareholder value DEVELOPMENT GROWTH At least 20 new restaurants 50 remodels (Image Activation) 40 new restaurants 55 franchised and JV restaurants

2012 CAPITAL EXPENDITURES The Wendy’s Company Investing to increase long-term shareholder value New Units $40 Remodels 40 Restaurant Equipment/Maintenance 65 Product Development 20 Technology 30 Other 30 Total Estimated Capex $225 $ IN MILLIONS

2012 OUTLOOK The Wendy’s Company Image Activation targets Investment $750 - $850K Sales Lift > 25% ROI > 15%

LONG-TERM REMODELING VISION PROVIDES PLATFORM FOR GROWTH % of Wendy’s System (~6,600 units) 80 restaurants will have full Image Activation by end of 2012 The Wendy’s Company 70% 5% 5% 10% 10% Image Activation Recent New & Remodeled Units Refresh Close/Relocate  International

IMAGE ACTIVATION The Wendy’s Company

2012 OUTLOOK The Wendy’s Company Company/Franchise Ownership Model Company 21.5% Franchise 78.5% Current Restaurant Ownership • Evaluate strategic purchases of franchised restaurants • Drive system Image Activation and new unit development in selected acquisition markets • Over long-term, balance purchases with profitable refranchising to current and new franchisees

2012 OUTLOOK INVEST IN STRATEGIC INITIATIVES TO DRIVE LONG-TERM RETURNS The Wendy’s Company Leverage strength of balance sheet to elevate brand Image Activation Remodels & New Unit Development POS Technology Enhancement Product Innovation

2012 OUTLOOK The Wendy’s Company Impact of Wendy’s Restaurant Support Center consolidation to Dublin, Ohio Estimated one-time costs of $23 million from office consolidation in 2012 excluded from outlook Includes office consolidation, relocation, recruiting, training, severance and retention Excludes staffing overlap during transition period

2012 OUTLOOK 10% Notes callable in summer 2012  Call date: July 15, 2012  Call price: 107.5  Potential to lower overall effective borrowing rate Anticipate tax rate between 40% and 42%  NOLs of $283 million, plus tax credits of $78 million, will provide a cash flow benefit in 2012 and beyond The Wendy’s Company Financial Strategies

K EY L O N G -TE R M GR O W TH D R IVE R S The Wendy’s Company Int’l* Financial Strategies Breakfast Image Activation: New Image Activation: Remodels North America Business Improvement * International Growth (outside of North America) 2012 Low-single digit Adjusted EBITDA growth 2013 & Beyond High-single to low-double digit Adjusted EBITDA growth

INTERNATIONAL UPDATE

International Update 2011 Overview and Accomplishments Opened 35 stores & increased same-store sales 4.3% The Wendy’s Company Restaurants 350 Markets 26 AUVs $1.3 million System Sales $430 million Inte rn ational Snapsh ot

International Update D eve lopment S tr ateg y International business will grow aggressively, yet responsibly EXISTING MARKETS • Optimize current development agreements • Sign new development agreements • Transition franchisee ownership in stagnant markets ADJACENT MARKETS • Expand with current franchisees • Target franchisees of Western QSRs • Target large local QSRs NEW MARKETS • Target franchisees of western QSRs and large local QSRs • Augment Development team with in-country advisors • Consider equity business model for high potential countries The Wendy’s Company

International Update International business will grow aggressively, yet responsibly The Wendy’s Company

International Update A CUT ABOVE – New Store Designs JAPAN ARGENTINA The Wendy’s Company

International Update A CUT ABOVE – Menu Choices JAPAN ARGENTINA

International Update Continue to build momentum in 2012 for contributions in long-term The Wendy’s Company 2012 PRIORITIES •Translate and activate A CUT ABOVE in all markets •Achieve 4% SSS growth •Open 55 new restaurants •Enter 4 to 5 new countries

K EY L O N G -TE R M GR O W TH D R IVE R S The Wendy’s Company Int’l* Financial Strategies Breakfast Image Activation: New Image Activation: Remodels North America Business Improvement * International Growth (outside of North America) 2012 Low-single digit Adjusted EBITDA growth 2013 & Beyond High-single to low-double digit Adjusted EBITDA growth

APPENDIX

Reconciliation of Adjusted EBITDA to Income from Continuing Operations The Wendy’s Company

Reconciliation of Adjusted Income from Continuing Operations and Adjusted Earnings per Share to Income from Continuing Operations and Earnings per Share The Wendy’s Company